UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

AmeriCrew Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174581	33-148545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

201-387-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On October 28, 2022, AmeriCrew Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with five investors (the “Purchasers”) whereby the Purchasers lent the Company an aggregate of $255,000 gross proceeds and the Company issued these Purchasers Secured Convertible Promissory Notes (the “Notes”), five-year Class A Common Stock Purchase Warrants (the “Class A Warrants”) and five-year Class B Common Stock Purchase Warrants (the “Class B Warrants”) at an exercise price of $1.9032 per share and $2.50 per share, respectively, pursuant to the terms and conditions of the SPA. The proceeds shall be used for working capital.

The terms of the SPA, Notes, Class A Warrants and Class B Warrants, and related Guaranty Agreement and Registration Rights Agreement were previously disclosed on Form 8-K filed on October 6, 2022.

The Company paid Westpark Capital, Inc. a fee of 9% of the gross proceeds of this offering and issued it Placement Agent Warrants equal to 9% of the total amount of warrants issued to the five investors in connection with the October 28, 2022 closing. The offer and sale of the Notes, Class A Warrants and Class B Warrants pursuant to the SPA and the Placement Agent Warrants was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The issuances of the Notes, the Class A Warrants and the Class B Warrants are exempt from registration under Section 4(a)(2) and Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

The foregoing description of the terms of the SPA, Notes, the Class A Warrants, the Class B Warrants, the Guaranty Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of SPA, the form of Note, the form of Class A Warrants, the form of Class B Warrants, the form of Guaranty Agreement, and the form of Registration Rights Agreement, a copy of which is filed or incorporated by reference as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to the Form 8-K filed on October 6, 2022 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Securities Purchase Agreement*	8-K	10/6/22	10.1
10.2	Form of Secured Convertible Promissory Note	8-K	10/6/22	10.2
10.3	Form of Class A Warrants	8-K	10/6/22	10.3
10.4	Form of Class B Warrants	8-K	10/6/22	10.4
10.5	Form of Guaranty Agreement	8-K	10/6/22	10.5
10.6	Form of Registration Rights Agreement	8-K	10/6/22	10.6
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREW INC.

Date: November 3, 2022	By:	/s/ Ross DiMaggio
Name: Ross DiMaggio
Title: Chief Financial Officer

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